702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS
(the “Trust”)

Supplement dated May 30, 2018 to the currently effective Class A, Class C and Institutional Class Shares Prospectuses (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for certain front-end sales charge waivers and discounts. Therefore, effective June 1, 2018, the Prospectus is revised as specified below.

1.    Revisions to Sales Charge Information

Under the heading “Sales Charges,” the following is added below the sales charges table under the sub-heading “Class A Shares.”

Broker-dealers that have entered into arrangements with the Distributor to offer reduced front-end sales charge waivers are identified in Appendix A to this Prospectus. You also may contact your broker-dealer directly for more information about whether your broker-dealer has entered into such an arrangement.

2.	Revisions to Appendix A - Sales Charge Waivers and Discounts Available Through Intermediaries

The following, which reflects the sales charge waivers available through Ameriprise Financial, is added to the end of “Appendix A - Sales Charge Waivers and Discounts Through Intermediaries.”

Ameriprise Financial:
Effective June 1, 2018 (except as noted below), shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For sales charge waiver and discount eligibility purposes, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available);

•
Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available);

•	Shares purchased through the reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);

•
Effective August 10, 2018, shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges;

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Please retain this supplement for future reference.

RDX-COMBO-SUP6-0518